                                                                     EXHIBIT 4.2

                 FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST

                                     Issuer

                                      and

                              THE BANK OF NEW YORK

                               Indenture Trustee


                       Series 2001-A INDENTURE SUPPLEMENT

                           Dated as of _____ __, 2001

                               Table of Contents

ARTICLE I      Creation of the Series 2001-A Notes........................................  1
               Section  1.1    Designation................................................  1

ARTICLE II     Definitions................................................................  2
               Section  2.1    Definitions................................................  2

ARTICLE III    Servicing Fee.............................................................. 15
               Section  3.1    Servicing Compensation..................................... 15

ARTICLE IV     Rights of Series 2001-A Noteholders and Allocation and
               Application of Collections................................................. 15
               Section  4.1     Collections and Allocations............................... 15
               Section  4.2     Determination of Monthly Interest......................... 18
               Section  4.3     Determination of Monthly Principal........................ 19
               Section  4.4     Application of Available Finance Charge
                                Collections and Available Principal
                                Collections............................................... 20
               Section  4.5     Investor Charge-Offs...................................... 23
               Section  4.6     Reallocated Principal Collections......................... 23
               Section  4.7     Excess Finance Charge Collections......................... 23
               Section  4.8     Shared Principal Collections.............................. 23
               Section  4.9     Principal Accumulation Account............................ 24
               Section  4.10    Reserve Account........................................... 26
               Section  4.11    Spread Account............................................ 28
               Section  4.12    [Determination of LIBOR................................... 31
               Section  4.13    Investment Instructions................................... 31
               Section  4.14    Controlled Accumulation Period............................ 32
               Section  4.15    Suspension of Controlled Accumulation
                                Period.................................................... 32
               Section  4.16    Interchange............................................... 34

ARTICLE V      Delivery of Series 2001-A Notes; Distributions; Reports to
               Series 2001-A Noteholders.................................................. 34
               Section  5.1    Delivery and Payment for the
                               Series 2001-A Notes........................................ 34
               Section  5.2    Distributions.............................................. 35
               Section  5.3    Reports and Statements to Series 2001-A
                               Noteholders................................................ 36
ARTICLE VI     Series 2001-A Pay Out Events............................................... 36
               Section  6.1    Series 2001-A Pay Out Events............................... 36

ARTICLE VII    Redemption of Series 2001-A Notes; Final Distributions;
               Series Termination......................................................... 38
               Section  7.1    Optional Redemption of Series
                               2001-A Notes; Final Distributions.......................... 38
               Section  7.2    Series Termination......................................... 40

ARTICLE VIII   Miscellaneous Provisions................................................... 40
               Section  8.1    Ratification of Indenture; Amendments...................... 40
               Section  8.2    Form of Delivery of the Series 2001-A
                               Notes...................................................... 40
               Section  8.3    Counterparts............................................... 40
               Section  8.4    GOVERNING LAW.............................................. 40
               Section  8.5    Limitation of Liability.................................... 41

                                    EXHIBITS

EXHIBIT A-1    FORM OF CLASS A NOTE

EXHIBIT A-2    FORM OF CLASS B NOTE

EXHIBIT A-3    FORM OF CLASS C NOTE

EXHIBIT B      FORM OF MONTHLY PAYMENT
               INSTRUCTIONS AND NOTIFICATION TO THE
               INDENTURE TRUSTEE

EXHIBIT C      FORM OF MONTHLY NOTEHOLDERS' STATEMENT

     SERIES 2001-A INDENTURE SUPPLEMENT, dated as of ______ __, 2001 (the "Indenture Supplement"), between FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST,
 --------------------
a trust organized and existing under the laws of the State of Illinois (herein, the "Issuer" or the "Trust"), and THE BANK OF NEW YORK, a banking corporation
     ------          -----
organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of
               -----------------
_______, 2001 (the "Indenture") between the Issuer and the Indenture Trustee
                    ---------
(the Indenture, together with this Indenture Supplement, the "Agreement").
                                                              ---------

     Pursuant to Section 2.12 of the Indenture, the Seller may direct the Issuer
                 ------------
to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                   ARTICLE I

                      Creation of the Series 2001-A Notes
                      -----------------------------------

     Section 1.1    Designation.
                    -----------

     (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "First
                                                                        -----
Consumers Credit Card Master Note Trust, Series 2001-A" or the "Series 2001-A
------------------------------------------------------          -------------
Notes."  The Series 2001-A Notes shall be issued in three Classes, known as the
-----
"Class A Series 2001-A [Floating Rate] Asset Backed Notes," the "Class B Series
 ---------------------------------------------------------       --------------
2001-A [Floating Rate] Asset Backed Notes," and the "Class C Series 2001-A
------------------------------------------           ---------------------
[Floating Rate] Asset Backed Notes."
----------------------------------

     (b) Series 2001-A shall be included in Group One and shall be a Principal Sharing Series. Series 2001-A shall be an Excess Allocation Series with respect to Group One only. Series 2001-A shall not be subordinated to any other Series.

     (c) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling. All capitalized terms not otherwise defined herein are defined in the Indenture. Each capitalized term defined herein shall relate only to the Series 2001-A Notes and no other Series of Notes issued by the Issuer.

                                  ARTICLE II

                                  Definitions
                                  -----------

     Section 2.1    Definitions.
                    -----------

     (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

     "Accumulation Period Factor" means, for any Monthly Period, a fraction, the
      --------------------------
numerator of which is equal to the sum of the Initial Collateral Amounts of all outstanding Series designated as Principal Sharing Series, and the denominator of which is equal to the sum of (a) the Initial Collateral Amount and (b) the Initial Collateral Amounts of all outstanding Series (other than Series 2001-A) which are not expected to be in their revolving periods; provided, however, that
                                                         --------  -------
this definition may be changed at any time if the Rating Agency Condition is satisfied.

     "Accumulation Period Length" is defined in subsection 4.14.
      --------------------------                ---------------

     "Accumulation Shortfall" means (a) for the first Monthly Period during the
      ----------------------
Controlled Accumulation Period, zero; and (b) thereafter, for any Monthly Period during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) for the
                                               --------------------
previous Monthly Period.

     "Additional Interest" means, for any Distribution Date, Class A Additional
      -------------------
Interest, Class B Additional Interest and Class C Additional Interest for such Distribution Date.

     "Allocation Percentage" means, on any date of determination, the percentage
      ---------------------
equivalent of a fraction:

            (a) the numerator of which shall be the Collateral Amount, determined:

                  (i) for Principal Collections during the Revolving Period and for Finance Charge Collections and Default Amounts at any time, at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date);

                  (ii) for Principal Collections during the Rapid Amortization Period and the Controlled Accumulation Period, on the last day of the Revolving Period, provided, however, that if Series 2001-A is
                                  --------  -------
            paired with a Paired Series and a Rapid Amortization Period commences for such Paired Series, the Seller may, by written notice to the Indenture Trustee, the Servicer and the Rating Agency, but only after satisfying the Rating Agency Condition, designate a different numerator for such fraction, which numerator shall not be less than the Collateral Amount as of the last day of the Revolving Period for the Paired Series; and

            (b) the denominator of which shall be the greater of (x) the Aggregate Principal Balance at the end of the Business Day preceding such date of determination and (y) the sum of the numerators used to calculate the Allocation Percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series on such date of determination.

     "Available Finance Charge Collections" means, for any Monthly Period, an
      ------------------------------------
amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2001-A for such Monthly Period, plus (c) Principal Accumulation Investment Proceeds, if any, with respect to the related Distribution Date and
(d) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(d).
                                                            ------------------

     "Available Principal Collections" means, for any Monthly Period, an amount
      -------------------------------
equal to the sum of (a) the Investor Principal Collections for such Monthly Period minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.6 are required to be applied on
                                      -----------
the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2001-A pursuant to the Agreement for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(v) and (vi) for the related Distribution Date.
---------------------     ----

     "Available Reserve Account Amount" means, for any Distribution Date, the
      --------------------------------
lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any
            ------------------
deposit made or to be made pursuant to subsection 4.4(a)(vii) to the Reserve
                                       ----------------------
Account on such date) and (b) the Required Reserve Account Amount.

     "Available Spread Account Amount" means, for any Distribution Date, an
      -------------------------------
amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings, unless and until the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.3 of the Indenture) on such date
                                -----------
(before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount for such Distribution Date.

     "Average Excess Spread Percentage" means (a) with respect to the [Month 1]
      --------------------------------
2001 Distribution Date, the Modified Excess Spread Percentage, (b) with respect to the [Month 2] 2001 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage and (ii) the Excess Spread Percentage with respect to the [Month 1] 2001 Monthly Period and the denominator of which is two, (c) with respect to the [Month 3] 2001 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage, (ii) the Excess Spread Percentage with respect to the [Month 1] 2001 Monthly Period and (iii) the Excess Spread Percentage with respect to the [Month 2] 2001 Monthly Period and the denominator of which is three and (d) with respect to the [Month 4] 2001 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.

     "Base Rate" means, for any Monthly Period, the annualized percentage
      ---------
equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Collateral Amount as of the first day of such Monthly Period.

     "Class A Additional Interest" is defined in subsection 4.2(a).
      ---------------------------                -----------------

     "Class A Interest Shortfall" is defined in subsection 4.2(a).
      --------------------------                -----------------

     "Class A Monthly Interest" is defined in subsection 4.2(a).
      ------------------------                -----------------

     "Class A Note Initial Principal Balance" means $___________.
      --------------------------------------

     "Class A Note Interest Rate" means a per annum rate of ____% [in excess of
      --------------------------
LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

     "Class A Note Principal Balance" means, on any date of determination, an
      ------------------------------
amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

     "Class A Noteholder" means the Person in whose name a Class A Note is
      ------------------
registered in the Note Register.

     "Class A Notes" means any one of the Notes executed by the Issuer and
      -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.
        -----------

     "Class A Required Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the excess of the amount described in subsection 4.4(a)(i) over the Available
                                         --------------------
Finance Charge Collections applied to pay such amount pursuant to subsection
                                                                  ----------
4.4(a).
------

     "Class B Additional Interest" is defined in subsection 4.2(b).
      ---------------------------                -----------------

     "Class B Interest Shortfall" is defined in subsection 4.2(b).
      --------------------------                -----------------

     "Class B Monthly Interest" is defined in subsection 4.2(b).
      ------------------------                -----------------

     "Class B Note Initial Principal Balance" means $___________.
      --------------------------------------

     "Class B Note Interest Rate" means a per annum rate of ____% [in excess of
      --------------------------
LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

     "Class B Note Principal Balance" means, on any date of determination, an
      ------------------------------
amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

     "Class B Noteholder" means the Person in whose name a Class B Note is
      ------------------
registered in the Note Register.

     "Class B Notes" means any one of the Notes executed by the Issuer and
      -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.
        -----------

     "Class B Required Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the excess of the amount described in subsection 4.4(a)(ii) over the
                                         ---------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
-----------------

     "Class C Additional Interest" is defined in subsection 4.2(c).
      ---------------------------                -----------------

     "Class C Interest Shortfall" is defined in subsection 4.2(c).
      --------------------------                -----------------

     "Class C Monthly Interest" is defined in subsection 4.2(c).
      ------------------------                -----------------

     "Class C Note Initial Principal Balance" means $___________.
      --------------------------------------

     "Class C Note Interest Rate" means a per annum rate of ____% [in excess of
      --------------------------
LIBOR as determined on the LIBOR Determination Date for the applicable Interest Period].

     "Class C Note Principal Balance" means, on any date of determination, an
      ------------------------------
amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

     "Class C Noteholder" means the Person in whose name a Class C Note is
      ------------------
registered in the Note Register.

     "Class C Notes" means any one of the Notes executed by the Issuer and
      -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.
        -----------

     "Class C Required Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the excess of the amount described in subsection 4.4(a)(iv) over the
                                         ---------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
-----------------

     "Closing Date" means [_____ __], 2001.
      ------------

     "Collateral Amount" means, as of any date of determination, an amount equal
      -----------------
to the result of (a) the Initial Collateral Amount minus (b) the amount of principal previously paid to the Series 2001-A Noteholders, minus (c) the balance on deposit in the Principal Accumulation Account, minus (d) the aggregate reductions to the Collateral Amount made pursuant to Section 4.4(c)(v)
                                                               -----------------
on or prior to such date of determination, minus the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vi) prior
                                                    ---------------------
to such date.

     "Controlled Accumulation Amount" means, for any Distribution Date with
      ------------------------------
respect to the Controlled Accumulation Period, $[___________]; provided,
                                                               --------
however, that if the Accumulation Period Length is determined to be less than 12
-------
months pursuant to Section 4.14 or 4.15, the Controlled Accumulation Amount for
                   ------------    ----
each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the aggregate initial principal amount of the Series 2001-A Notes and (y) the Accumulation Period Factor for such Monthly Period divided by

(ii) the Required Accumulation Factor Number; provided, further, that the
                                              --------  -------
Controlled Accumulation Amount for any Distribution Date shall not exceed the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Distribution Date.

     "Controlled Accumulation Period" means, unless a Pay Out Event shall have
      ------------------------------
occurred prior thereto, the period commencing at the close of business on [_____ __, 20__] or such later date as is determined in accordance with Sections 4.14
                                                                 -------------
and 4.15, and ending on the first to occur of (a) the commencement of the Rapid
    ----
Amortization Period, (b) the payment in full of the Note Principal Balance and
(c) the Series 2001-A Final Maturity Date.

     "Controlled Deposit Amount" means, for any Distribution Date with respect
      -------------------------
to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any existing Accumulation Shortfall.

     "Covered Amount" means an amount, determined as of each Distribution Date
      --------------
for any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the [actual] number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate [in effect with respect to such Interest Period], times (iii) the aggregate amount on deposit in the Principal Accumulation Account up to the Class A Note Principal Balance as of the Record Date preceding such Distribution Date, plus
(b) the product of (i) a fraction, the numerator of which is the [actual] number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate [in effect with respect to such Interest Period], times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Distribution Date up to the Class B Note Principal Balance as of the Record Date preceding such Distribution Date, plus (c) the product of (i) a fraction, the numerator of which is the [actual] number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate [in effect with respect to such Interest Period], times (iii) the aggregate amount on deposit in the Principal Accumulation Account in excess of the sum of the Class A Note Principal Balance and the Class B Note Principal Balance as of the Record Date preceding such Distribution Date.

     "Default Estimate" means, for any Monthly Period, an amount equal to the
      ----------------
product of (i) 1.5, multiplied by (ii) the arithmetic mean of the Investor Default Amounts for the prior three Monthly Periods. For this purpose, the [_______] 2000, [_______] 2000 and [_______] 2001 Investor Default Amounts shall be deemed to have equaled $________, $________ and $_______, respectively.

     "Distribution Date" means [_____ __], 2001 and the 15/th/ day of each
      -----------------
calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

     "Excess Collateral Amount" means, at any time, the result of the Collateral
      ------------------------
Amount, plus the Principal Accumulation Account Balance, minus the Note Principal Balance.

     "Excess Spread Percentage" means, for any Monthly Period, a percentage
      ------------------------
equal to the Portfolio Yield for such Monthly Period minus the Base Rate for such Monthly Period.

     "Expected Principal Distribution Date" means the [____ 20__] Distribution
      ------------------------------------
Date.

     "Finance Charge Shortfall" is defined in Section 4.7.
      ------------------------                -----------

     "Group One" means Series 2001-A, the outstanding Series under the Pooling
      ---------
and Servicing Agreement (other than Series represented by the Collateral Certificate) and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

     "Initial Collateral Amount" means $[_________], which equals the sum of (i)
      -------------------------
the initial principal amount of the Series 2001-A Notes plus (ii) the Initial Excess Collateral Amount.

     "Initial Excess Collateral Amount" means $___________.
      --------------------------------

     "Interest Period" means, for any Distribution Date, the period from and
      ---------------
including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing
Date) to but excluding such Distribution Date.

     "Investment Earnings" means, for any Distribution Date, all interest and
      -------------------
earnings on Permitted Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

     "Investor Charge-Offs" is defined in Section 4.5.
      --------------------                -----------

     "Investor Default Amount" means, for any Distribution Date, an amount equal
      -----------------------
to the product of (a) the Default Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

     "Investor Finance Charge Collections" means, for any Monthly Period, an
      -----------------------------------
amount equal to the aggregate amount of Finance Charge Collections (including Net Recoveries and Interchange treated as Finance Charge Collections) retained or deposited in the Finance Charge Subaccount for Series 2001-A pursuant to subsection 4.1(b)(i) for such Monthly Period.
--------------------

     "Investor Principal Collections" means, for any Monthly Period, the
      ------------------------------
aggregate amount of Principal Collections retained or deposited in the Principal Collection Subaccount for Series 2001-A pursuant to subsection 4.1(b)(ii) for
                                                    ---------------------
such Monthly Period.

     "Investor Uncovered Dilution Amount" means, for any Distribution Date, an
      ----------------------------------
amount equal to the Series Share of shortfalls in Deposit Obligations that is allocated to Series 2001-A pursuant to Section 8.4(h) of the Indenture.
                                       --------------

     ["LIBOR" means, for any Interest Period, the London interbank offered rate
       -----
for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of Section 4.12.]
                                                              ------------

     ["LIBOR Determination Date" means (i) _____ __, 2001 for the period from
       ------------------------
and including the Closing Date through and including _____ __, 2001 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.]

     "London Business Day" means any Business Day on which dealings in deposits
      -------------------
in United States dollars are transacted in the London interbank market.

     "Minimum Seller Percentage" means [ ]%, for Series 2001-A.
      -------------------------

     "Modified Excess Spread Percentage" means with respect to the first Monthly
      ---------------------------------
Period an amount equal to [ ]%.

     "Monthly Interest" means, for any Distribution Date, the sum of the Class A
      ----------------
Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Distribution Date.

     "Monthly Principal" means the monthly principal distributable in respect of
      -----------------
the Notes as calculated in accordance with Section 4.3.
                                           -----------

     "Monthly Principal Reallocation Amount" means, for any Monthly Period, an
      -------------------------------------
amount equal to the sum of:

            (a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) [__]% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero;

            (b) the lower of (i) the sum of the Class B Required Amount and the Servicing Fee Required Amount and (ii) the greater of (A)(x) the product of
     (I) [__]% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause
                                                                          ------
     (a) above) and (B) zero; and
     ---

            (c) the lower of (i) the sum of the Class C Required Amount and (ii) the greater of (A)(x) the product of (I) [__]% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a) and (b) above)
                                                   -----------     ---
     and (B) zero.

     "Monthly Servicing Fee" is defined in subsection 3.1.
      ---------------------                --------------

     "Note Principal Balance" means, on any date of determination, an amount
      ----------------------
equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

     "Percentage Allocation" is defined in subsection 4.1(b)(ii)(y).
      ---------------------                ------------------------

     "Portfolio Yield" means, for any Monthly Period, the annualized percentage
      ---------------
equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Investor Finance Charge Collections with respect to such Monthly Period, plus
(ii) the Principal Accumulation Investment Proceeds deposited into the Collection Account on the Distribution Date related to such Monthly Period, plus
(iii) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in Section 4.10,
                                                               ------------
each deposited into the Collection Account on the Distribution Date relating to such Monthly Period, plus (iv) Excess Finance Charge Collections that are allocated to Series 2001-A with respect to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and (b) the denominator of which is the Collateral Amount as of the first day of such Monthly Period.

     "Principal Accumulation Account" shall have the meaning set forth in
      ------------------------------
subsection 4.9(a).
-----------------

     "Principal Accumulation Account Balance" means, for any date of
      --------------------------------------
determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

     "Principal Accumulation Investment Proceeds" means, with respect to each
      ------------------------------------------
Distribution Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

     "Principal Shortfall" is defined in subsection 4.8.
      -------------------                --------------

     "Qualified Maturity Agreement" means an agreement whereby an Eligible
      ----------------------------
Institution agrees to make a deposit into the Principal Accumulation Account on the Expected Principal Distribution Date in an amount equal to the Note Principal Balance on such date; provided that for purposes of this definition, references in the definition of "Eligible Institution" to ratings of "A-1+" and "AAA" by Standard & Poor's shall be modified to require ratings of "A-1" and "A+" from Standard & Poor's.

     "Rapid Amortization Period" means the period commencing on the Business Day
      -------------------------
immediately preceding the day on which a Pay Out Event with respect to Series 2001-A is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Collateral Amount and (ii) the Series 2001-A Final Maturity Date.

     "Rating Agency" means each of Fitch, Inc., Moody's and Standard & Poor's.
      -------------

     "Reallocated Principal Collections" means, for any Distribution Date,
      ---------------------------------
Investor Principal Collections applied in accordance with Section 4.6 in an
                                                          ------------
amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

     "Reassignment Amount" means, for any Distribution Date, after giving effect
      -------------------
to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the outstanding principal balance of the Series 2001-A Notes on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2001-A Noteholders, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2001-A Noteholders on a prior Distribution Date.

     "Reference Banks" means four major banks in the London interbank market
      ---------------
selected by the Servicer.

     "Required Accumulation Factor Number" shall be equal to a fraction, rounded
      -----------------------------------
upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any
                  --------  -------
time if the Rating Agency Condition is satisfied.

     "Required Excess Collateral Amount" means, at any time, the product of the
      ---------------------------------
Required Excess Collateral Percentage and the Collateral Amount; provided that:
                                                                 --------

            (a) except as provided in clause (c), the Required Excess Collateral
                                      ----------
     Amount shall never be less than 3% of the Initial Collateral Amount;

            (b) except as provided in clause (c), the Required Excess Collateral
                                      ----------
     Amount shall not decrease during a Rapid Amortization Period; and

            (c) the Required Excess Collateral Amount shall never be greater than the Note Principal Balance minus the balance on deposit in the Principal Accumulation Account.

     "Required Excess Collateral Percentage" means ____%.
      -------------------------------------

     "Required Reserve Account Amount" means, for any Distribution Date on or
      -------------------------------
after the Reserve Account Funding Date, an amount equal to (a) 0.5% of the Note Principal Balance or (b) any other amount designated by the Seller; provided,
                                                                    --------
however, that if such designation is of a lesser amount, the Seller shall (i)
-------
provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2001-A.

     "Required Spread Account Amount" means, prior to the occurrence of an Event
      ------------------------------
of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.3 of the Indenture, for any date of
                                -----------
determination, the product of (i) the Spread Account Percentage in effect on such date and (ii) the Initial Collateral Amount; provided that the Required
                                                  --------
Spread Account Amount shall not exceed the Class C Note Principal Balance minus the excess, if any, of the Principal Accumulation Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination.

     "Reserve Account" is defined in subsection 4.10(a).
      ---------------                ------------------

     "Reserve Account Funding Date" means the Distribution Date designated by
      ----------------------------
the Servicer which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.15); (b) the first Distribution
                                    ------------
Date for which the Average Excess Spread Percentage is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Distribution Date for which the Average Excess Spread Percentage is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Distribution Date for which the Average Excess Spread Percentage is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period; provided, however, that
                                                    --------  -------
subject to satisfaction of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by the Servicer.

     "Reserve Account Surplus" means, as of any Distribution Date following the
      -----------------------
Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

     "Reserve Draw Amount" means, with respect to each Distribution Date
      -------------------
relating to the Controlled Accumulation Period or the first Distribution Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

     "Revolving Period" means the period beginning on the Closing Date and
      ----------------
ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period commences or the Rapid Amortization Period commences.

     "Series 2001-A" means the Series of Notes the terms of which are specified
      -------------
in this Indenture Supplement.

     "Series 2001-A Final Maturity Date" means the earlier to occur of (a) the
      ---------------------------------
Distribution Date on which the Note Principal Balance is paid in full and (b) the [________ ____] Distribution Date.

     "Series 2001-A Note" means a Class A Note, a Class B Note or a Class C
      ------------------
Note.

     "Series 2001-A Noteholder" means a Class A Noteholder, a Class B Noteholder
      ------------------------
or a Class C Noteholder.

     "Series 2001-A Pay Out Event" is defined in Section 6.1.
      ---------------------------                -----------

     "Series Servicing Fee Percentage" means 2% per annum.
      -------------------------------

     "Servicing Fee Required Amount" means, for any Distribution Date, an amount
      -----------------------------
equal to the excess of the amount described in subsection 4.4(a)(iii) over the
                                               ----------------------
Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a).
-----------------

     "Spread Account" is defined in subsection 4.11(a).
      --------------                ------------------

     "Spread Account Deficiency" means the excess, if any, of the Required
      -------------------------
Spread Account Amount over the Available Spread Account Amount.

     ["Spread Account Percentage" means, (i) [___]%, if the Average Excess
       -------------------------
Spread Percentage on such Distribution Date is greater than or equal to [____]%,
(ii) [____]%, if the Average Excess Spread Percentage on such Distribution Date is less than [___]% and greater than or equal to [___]%, (iii) [____]%, if the Average Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%, (iv) [____]%, if the Average Excess Spread Percentage on such Distribution Date is less than [____]% and greater than or equal to [____]%, and (v) [____]%, if the Average Excess Spread Percentage on such Distribution Date is less than [____]%; provided, that after the Spread Account Percentage has been increased above zero pursuant to any of clauses (ii)
                                                                    ------------
through (v), the Spread Account Percentage shall remain at that percentage until
        ---
(a) further increased to a higher required percentage specified in clauses (ii)
                                                                   ------------
through (v) or (b) the third consecutive Distribution Date on which the Average
        ---
Excess Spread Percentage has increased to a level above that for the then current Spread Account Percentage, in which case the Spread Account Percentage shall be decreased to the appropriate percentage provided for in clauses (ii) through (iv) that is lower than the current Spread Account Percentage (or, if the Excess Spread Percentage is greater than or equal to [___]%, the Spread Account Percentage shall be 0%); provided, further, that if a Pay Out Event with
                                 --------  -------
respect to Series 2001-A has occurred, the Spread Account Percentage shall be [____]% and shall no longer be subject to reduction.]

     "Surplus Collateral Amount" means, at any time, the excess, if any, of the
      -------------------------
Excess Collateral Amount over the Required Excess Collateral Amount.

     ["Telerate Page 3750" means the display page currently so designated on the
       ------------------
Bridge Telerate Capital Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).]

     (b) Each capitalized term defined herein shall relate to the Series 2001-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or the Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

     (c) The interpretive rules specified in Section 1.2 of the Master Indenture
                                             -----------
also apply to this Indenture Supplement.

                                  ARTICLE III

                                 Servicing Fee
                                 -------------

     Section 3.1   Servicing Compensation.  The share of the Servicing Fee
                   ----------------------
allocable to Series 2001-A for any Distribution Date (the "Monthly Servicing
                                                           -----------------
Fee") shall be equal to one-twelfth of the product of (a) the Series Servicing
---
Fee Percentage and (b) (i) the Collateral Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Allocation Percentage for Finance Charge Collections with respect to such Monthly Period; provided, however, that with respect to the first Distribution Date, the Monthly
--------  -------
Servicing Fee shall be equal to $[________]. The remainder of the Servicing Fee shall be paid by the Holders of the Seller Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2001-A Noteholders be liable for the share of the Servicing Fee to be paid by the Holders of the Seller Interest or the noteholders of any other Series. [To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this
Section 3.1, and Section 4.4, it shall be paid by the Holders of the Seller
-----------      -----------
Interest.]

                                  ARTICLE IV

                      Rights of Series 2001-A Noteholders
                 and Allocation and Application of Collections
                 ---------------------------------------------

     Section 4.1    Collections and Allocations.
                    ---------------------------

     (a) Allocations.  Finance Charge Collections, Principal Collections and
         -----------
Defaulted Receivables allocated to Series 2001-A pursuant to Article VIII of the
                                                             ------------
Indenture shall be allocated and distributed as set forth in this Article.

     (b) Allocations to the Series 2001-A Noteholders.  The Servicer shall,
         --------------------------------------------
prior to the close of business on any Deposit Date, allocate to the Series 2001-A Noteholders the following amounts as set forth below:

         (i)    Allocations of Finance Charge Collections. The Servicer shall
                -----------------------------------------
     allocate to the Series 2001-A Noteholders and transfer to the Finance Charge Subaccount for application as provided herein an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections deposited in the Collection Account on such Deposit Date; provided, however, that with respect to the portion of each Monthly
           --------  -------
     Period falling in the Revolving Period or the Controlled Accumulation Period, such allocation shall be transferred to the Finance Charge Subaccount only until such time as the amount transferred to the Finance Charge Subaccount pursuant to this subsection during that Monthly Period equals the sum of (1) the aggregate amount of Monthly Interest with respect to the Distribution Date relating to the current Monthly Period, (2) at any time that FCNB is not the Servicer, the Monthly Servicing Fee payable on the Distribution Date relating to the current Monthly Period and all accrued and unpaid Investor Monthly Servicing Fees with respect to any prior Monthly Periods, and (3) the Default Estimate for that Monthly Period; provided further, however, that notwithstanding the foregoing
             -------- -------  -------
     proviso, (1) the entire Allocation Percentage of Finance Charge Collections
     -------
     shall be transferred to the Finance Charge Subaccount on a daily basis if
     (x) the Excess Spread Percentage for the preceding Monthly Period is less than 3.00% or (y) the Available Spread Account Amount is less than the Required Spread Account Amount; and (2) subject to Section 8.4(a) of the
                                                        --------------
     Indenture, on each Determination Date, the Servicer shall deposit in the Finance Charge Subaccount any amounts not retained on a daily basis pursuant to the preceding proviso. Any portion of such allocation not
                               -------
     required to be transferred to the Finance Charge Subaccount pursuant to the preceding sentence shall be (x) first, deposited in the Excess Funding Account to the extent that the Seller Amount is less than the Minimum Seller Amount and (y) thereafter paid to the Holders of the Seller Interest.

            (ii)  Allocations of Principal Collections.  The Servicer shall
                  ------------------------------------
     allocate to the Series 2001-A Noteholders the following amounts as set forth below:

                  (x)   Allocations During the Revolving Period. During the
                        ---------------------------------------
          Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest.

                  (y)   Allocations During the Controlled Accumulation Period.
                        -----------------------------------------------------
     During the Controlled Accumulation Period an amount equal to the product of
     (I) the Allocation Percentage and (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "Percentage
                                                                ----------
     Allocation") shall be allocated to the Series 2001-A Noteholders and
     ----------
     transferred to the Principal Collections Subaccount until applied as provided herein; provided, however, that if the sum of such Percentage
                      --------  -------
     Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest.

                  (z)   Allocations During the Rapid Amortization Period.
                        ------------------------------------------------
     During the Rapid Amortization Period, an amount equal to the product of (I) the Allocation Percentage and (II) the aggregate amount of Principal Collections deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2001-A Noteholders and transferred to the Principal Collections Subaccount until applied as provided herein; provided, however, that after the
                                            --------  -------
          date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2001-A Noteholders, such amount shall be first, if any other Principal Sharing Series is outstanding and in its amortization period or accumulation period, transferred to the Principal Collections Subaccount for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third paid to the Holders of the Seller Interest.

     Section 4.2    Determination of Monthly Interest.
                    ---------------------------------

     (a)  The amount of monthly interest ("Class A Monthly Interest")
                                           ------------------------
distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class A Note Interest Rate [in effect with respect to the related Interest Period] and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period [(or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance)][; provided, that for the initial Distribution Date, Class A Monthly Interest shall
--------
equal $__________].

     On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x)
                                         --------------------------
the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional
                                                           ------------------
Interest") equal to the product of (i) (A) [one-twelfth] [a fraction, the
--------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class A Note Interest Rate [in effect with respect to the related Interest Period] and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest ("Class B Monthly Interest")
                                          ------------------------
distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class B Note Interest Rate [in effect with respect to the related Interest Period] and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period [(or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance)] [; provided, that for the initial Distribution Date, Class B Monthly Interest shall
--------
equal $__________].

     On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x)
                                         --------------------------
the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional
                                                           ------------------
Interest") equal to the product of (i) (A) [one-twelfth] [a fraction, the
--------
numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class B Note Interest Rate [in effect with respect to the related Interest Period] and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

     (c) The amount of monthly interest ("Class C Monthly Interest")
                                          ------------------------
distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class C Note Interest Rate [in effect with respect to the related Interest Period] and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance)][; provided, that
                                                                  --------
for the initial Distribution Date, Class C Monthly Interest shall equal $__________].

     On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to (x) the
                                --------------------------
aggregate Class C Monthly Interest for such Distribution Date minus (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Additional Interest") shall be payable as provided
                    ---------------------------
herein with respect to the Class C Notes equal to the product of (i) (A) [one-twelfth] [a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360], times (B) the Class C Note Interest Rate [in effect with respect to the related Interest Period] and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders (after giving effect to the application of the proceeds of any draw made on the Spread Account as provided in subsections 4.4(a)(iv) and 4.11(c) for the purpose of paying such amount with
   ----------------------     -------
respect to such Distribution Date)). Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

     Section 4.3    Determination of Monthly Principal.  The amount of monthly
                    ----------------------------------
principal distributable from the Collection Account with respect to the Notes on each Distribution Date (the "Monthly Principal"), beginning with the
                             -----------------
Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date, (iii) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Distribution Date and (iv) the Collateral Amount (after taking into account any adjustments to be made pursuant to Sections 4.5 and 4.6) prior
                                                    ------------     ---
to any deposit into the Principal Accumulation Account or payment to Noteholders on such Distribution Date.

     Section 4.4    Application of Available Finance Charge Collections and
                    -------------------------------------------------------
Available Principal Collections.  The Servicer shall apply, or shall cause the
-------------------------------
Indenture Trustee to apply by written instruction to the Indenture Trustee, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

     (a) On each Distribution Date, an amount equal to the Available Finance Charge Collections with respect to such Distribution Date will be distributed or deposited in the following priority:

            (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

            (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on such Distribution Date;

            (iii) if neither FCNB nor any of its Affiliates is the Servicer, an amount equal to the Noteholder Servicing Fee for such Distribution Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

            (iv) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date; provided, however, that,
                                                        --------  -------
     in the event that the sum of Class C Monthly Interest exceeds the amount of Available Finance Charge Collections available (after giving effect to subsections 4.4(a)(i) through (iii) above) to fund such Class C Monthly
     ---------------------         -----
     Interest and Class C Additional Interest, a draw will be made from amounts available for distribution in the Spread Account (at the times and in the amounts specified in Section 4.11) and shall be distributed to the Paying
                          ------------
     Agent for payment to the Class C Noteholders on such Distribution Date in accordance with this subsection 4.4(a)(iv);
                          ---------------------

            (v) an amount equal to the Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

            (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vi) shall be
                                                     ---------------
     treated as a portion of Available Principal Collections for such Distribution Date;

            (vii) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the excess, if any, of
                     ------------------
     the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

            (viii) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.11 shall be deposited into the
                                    ------------
     Spread Account as provided in Section 4.11;
                                   ------------

            (ix) any Noteholder Servicing Fee for such Distribution Date or prior Distribution Dates not paid pursuant to subsection 4.4(a)(iii)
                                                   ----------------------
     (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.4 of the Indenture); and
                                -----------

            (x) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available first for allocation to other Series in Group One, second deposited in the Excess Funding Account to the extent necessary so that the Seller Amount is not less than the Minimum Seller Amount and third to the Holders of the Seller Interest as described in Section 8.6 of the Indenture.
                                     -----------

     (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.
                                           -----------

     (c) On each Distribution Date with respect to the Controlled Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed or deposited in the following order of priority:

            (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Distribution Date shall be deposited into the Principal Accumulation Account;

            (ii) during the Rapid Amortization Period, an amount equal to the Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full;

            (iii) after giving effect to the distribution referred to in clause (ii) above, during the Rapid Amortization Period, an amount equal to
     -----------
     the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full;

            (iv) after giving effect to the distributions referred to in clauses (ii) and (iii) above, during the Rapid Amortization Period, an
     ------------
     amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been paid in full; and

          (v) in the case of each of the Controlled Accumulation Period and the Rapid Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clause (i) or
                                                                ----------
     (iv) above shall be treated as Shared Principal Collections and applied in
     ----
     accordance with Section 8.5 of the Indenture.  As of any Distribution Date
                     -----------
     on which any Available Principal Collections are treated as Shared Principal Collections as provided above, the Collateral Amount shall be reduced by an amount equal to the lesser of (x) the amount of Available Principal Collections applied as Shared Principal Collections and (y) the Surplus Collateral Amount.

     (d) On the earlier to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Expected Principal Distribution Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and distribute to the Paying Agent for payment to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, the amounts deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i).
                                           --------------------

     Section 4.5   Investor Charge-Offs. On each Determination Date, the
                   --------------------
Servicer shall calculate the Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the amount of Available Finance Charge Collections allocated with respect thereto pursuant to subsection 4.4(a)(v) with
                                                       --------------------
respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor
                                                                  --------
Charge-Off").
----------

     Section 4.6   Reallocated Principal Collections. On each Distribution Date,
                   ---------------------------------
the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to such Distribution Date, to fund any deficiency pursuant to and in the priority set forth in subsections
                                                                    -----------
4.4(a)(i), (ii), (iii), and (iv).  On each Distribution Date, the Collateral
---------  ----  -----      ----
Amount shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date.

     Section 4.7   Excess Finance Charge Collections. Series 2001-A shall be an
                   ---------------------------------
Excess Allocation Series with respect to Group One only. For this purpose, each outstanding series of certificates issued by First Consumers Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the Indenture, Excess Finance
                                -----------
Charge Collections with respect to the Excess Allocation Series in Group One for any Distribution Date will be allocated to Series 2001-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2001-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2001-A for any
                             ------------------------
Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i)
                                                      ---------------------
through (ix) on such Distribution Date over (b) the Available Finance Charge
        ----
Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

     Section 4.8  Shared Principal Collections.  Subject to Section 8.5 of the
                  ----------------------------              -----------
Indenture, Shared Principal Collections for any Distribution Date will be allocated to Series 2001-A in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2001-A for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. For this purpose, each outstanding series of certificates issued by Spiegel Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series. The "Principal Shortfall" for
                                                  -------------------
Series 2001-A will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (c) for any Distribution Date with respect to the Rapid Amortization Period, the excess, if any, of the Note Principal Balance less the balance in the Principal Accumulation Account over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     Section 4.9  Principal Accumulation Account.
                  ------------------------------

     (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a non-interest bearing segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Accumulation Account"), bearing a
                                ------------------------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Accumulation Account and in all proceeds thereof. The Principal Accumulation Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Principal Accumulation Account ceases to be an Eligible

Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Principal Accumulation Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Accumulation Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Principal Accumulation Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.4(c)(i).
                                                --------------------

      (b) Funds on deposit in the Principal Accumulation Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments [; provided, however, that, for purposes of the investment
                         --------  -------
of funds on deposit in the Principal Accumulation Account, references in the definition of "Permitted Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch]. Funds on deposit in the Principal Accumulation Account on any Distribution Date, after giving effect to any withdrawals from the Principal Accumulation Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

      The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of Illinois. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

     On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Rapid Amortization Period, the Indenture Trustee, acting at the Servicer's written direction given on or before such Distribution Date, shall transfer from the Principal Accumulation Account to the Collection Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section
                                                                       -------
4.4.
---

     Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

     Section 4.10  Reserve Account.
                   ---------------

     (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2001-A Noteholders, a non-interest bearing segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly
                                ---------------
indicating that the funds deposited therein are held for the benefit of the Series 2001-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the written direction of the Servicer, shall
(i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(vii).
                              ----------------------

     (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments[; provided, however, that, for purposes of the investment of funds
              --------  -------
on deposit in the Reserve Account, references in the definition of "Permitted Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch.] Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the

Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

     The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

     On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Rapid Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that
        --------  -------
funds otherwise would be available for deposit in the Reserve Account under
Section 4.4(a)(vii) with respect to such Distribution Date.
-------------------

     (d) If for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Collection Account for application as Available Finance Charge Collections for such Distribution Date.

     (e) If the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection
                                                                    ----------
4.10(e)(i) to the holders of the Seller Interest.
----------

     (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Distribution Date
   ------------
relating to the Rapid Amortization Period and (iii) the Expected Principal Distribution Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2001-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the holders of
                                        ---------------------
the Seller Interest. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement. Funds on deposit in the Reserve Account at any time that the Controlled Accumulation Period is suspended pursuant to Section 4.15 shall remain on deposit until applied in accordance
            ------------
with subsection 4.10(d), (e) or (f).
     ------------------  ---    ---

     Section 4.11  Spread Account.
                   --------------

     (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Seller, a non-interest bearing segregated account with the corporate trust department of such Eligible Institution (the "Spread Account"),
                                                              --------------
bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Seller. Except as otherwise provided in this Section 4.11, the Indenture Trustee shall possess all
                           ------------
right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the Servicer. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the

Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.11(g).
                                                ------------------

     (b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Permitted Investments; provided, however, that, for purposes of the investment of funds on deposit in
--------  -------
the Spread Account, references in the definition of "Permitted Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch. Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date.

     The Indenture Trustee shall hold such of the Permitted Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Permitted Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.11(b), the Indenture Trustee shall
                                 ------------------
not hold Permitted Investments through an agent or a nominee.

     On each Distribution Date (but subject to subsections 4.11(c) and 4.11(d)),
                                               -------------------     -------
the Investment Earnings, if any, accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be paid to the Seller by the Indenture Trustee upon written direction of the Servicer. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsections 4.11(c) and
                                                       -------------------
4.11(d)), all Investment Earnings shall be deemed not to be available or on
-------
deposit; provided that after the maturity of the Series 2001-A Notes has been
         --------
accelerated as a result of an Event of Default, all Investment Earnings shall be added to the balance on deposit in the Spread Account and treated like the rest of the Available Spread Account Amount.

     (c) If, on any Distribution Date, the aggregate amount available for distribution pursuant to subsection 4.4(a)(iv) is less than the aggregate amount
                         ---------------------
required to be distributed pursuant to subsection 4.4(a)(iv) (without giving
                                       ---------------------
effect to any limitation based on Available Finance Charge Collections), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Collection Account for payment to the Class C Noteholders in respect of interest on the Class C Notes.

     (d) If, on any Distribution Date, the Excess Collateral Amount previously has been reduced below zero, or would be reduced below zero, as a result of the application of the Investor Default Amount and the Investor Uncovered Dilution Amount, if any, on such Distribution Date pursuant to Section 4.5 or the
                                                      -----------
application of Reallocated Principal Collections on such Distribution Date pursuant to Section 4.6, then the Indenture Trustee (i) shall withdraw from the
            -----------
Spread Account the lesser of (A) the amount required (1) to cover any potential reductions to the Collateral Amount that would occur on such Distribution Date after the reduction of the Excess Collateral to zero and (2) to reimburse prior reductions in the Collateral Amount that have not reimbursed (other than reductions to the Excess Collateral Amount), so that the Collateral Amount equals the Note Principal Balance, less any amounts on deposit in the Principal Accumulation Account, and (B) the Available Spread Account Amount remaining after making any payments required pursuant to subsection 4.11(c) and, if the
                                               ------------------
remaining Available Spread Account Amount is less than the amount described in clause (A) of this sentence, Investment Earnings credited to the Spread Account remaining after making any payments required pursuant to subsection 4.11(c), and
                                                         ------------------
(ii) shall deposit such amounts into the Collection Account for application as Available Principal Collections pursuant to subsections 4.4(a)(v) and
                                            ---------------------
4.4(a)(vi).
----------

       (e) On the earlier of Series 2001-A Final Maturity Date and the date on which the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in Section 4.11(c), the Indenture Trustee at the written
                        ---------------
direction of the

Servicer shall withdraw from the Spread Account an amount equal to the lesser of
(i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.4(c) on such date) and (ii) the Available Spread Account Amount
   -----------------
and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection
                                                               ----------
5.2(e).
------

     (f) On any day following the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.3 of the Indenture, the Servicer shall withdraw from the
            -----------
Spread Account an amount equal to the Available Spread Account Amount and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with Section 5.2, to fund any shortfalls in
                                       -----------
amounts owed to the Class C Noteholders.

     (g) If on any Distribution Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account under the circumstances set forth in subsection 4.4(a)(viii) up to the amount of the Spread Account
             -----------------------
Deficiency.

     (h) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, release such excess to the Seller. On the date on which the Class C Note Principal Balance has been paid in full (including amounts to be paid to the Class C Noteholders pursuant to subsection 4.11(d) above), the Indenture Trustee, at the written
            ------------------
direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the Seller.

     Section 4.12  [Determination of LIBOR.
                    ----------------------

     (a) On each LIBOR Determination Date in respect of an Interest Period, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that Interest Period Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

     (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C
Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (312) 827-8500 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2001-A Noteholder from time to time.

     (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile transmission, notification of LIBOR for the following Interest Period.]

     Section 4.13  Investment Instructions. Any investment instructions required
                   -----------------------
to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

     Section 4.14  Controlled Accumulation Period. The Controlled Accumulation
                   ------------------------------
Period is scheduled to commence at the close of business on [_____ __, 20__]. However, if the Accumulation Period Length (determined as described below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Expected Principal Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the [_____ ____] Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length" which will equal the number of whole months such
 --------------------------
that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length
--------  -------
will not be determined to be less than one month; provided further, however,
                                                  ----------------  -------
that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

     Section 4.15  Suspension of Controlled Accumulation Period. (a) The Issuer
                   --------------------------------------------
may, in its sole discretion, elect to suspend the commencement of the Controlled Accumulation Period. The commencement of the Controlled Accumulation Period shall be suspended upon delivery by the Issuer to the Trustee of (i) an Officer's Certificate stating that the Issuer has elected to suspend the commencement of the Controlled Accumulation Period and that all conditions precedent to such suspension set forth in this Section 4.15 have been satisfied,
                                               ------------
(ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to the Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Issuer does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Class A Noteholders, the Class B Noteholders, Class C Noteholders without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.15 and all proceeds thereof. Such property shall constitute part
     ------------
of the Trust Estate for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

     The Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Indenture Trustee, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholder, of all of the rights previously held by the Issuer under any Qualified Maturity Agreement obtained by the Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders.

     (b) The Issuer shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Accumulation Account on or before the Expected Principal Distribution Date an amount equal to the aggregate outstanding principal balance of the Class A Note, the Class B Note and the Class C Notes on such Distribution Date; provided, however, that the Issuer may
                                         --------  -------
instead elect to fund all or a portion of such deposit with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Distribution Date. The amount deposited shall be applied on the Expected Principal Distribution Date pursuant to Section 4.4(d) as if the commencement of the Controlled Accumulation Period had not been suspended.

     (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Principal Distribution Date; provided, however, that
                                                      --------  -------
the Issuer may terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) the Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as an Eligible Institution and the Issuer is unable to obtain a substitute Qualified Maturity Agreement or (C) a Pay Out Event occurs. In addition, the Issuer may terminate a Qualified Maturity Agreement prior to the later of (i) the date on which the Controlled Accumulation Period was scheduled to begin, before giving effect to the suspension of the Controlled Accumulation Period, and (b) the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.14 (as determined on
                                                 ------------
the Determination Date preceding the date of such termination), in which case the commencement of the Controlled Accumulation Period shall be determined as if the Issuer had not elected to suspend such commencement. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as an Eligible Institution, the Issuer shall use its best efforts to obtain a substitute Qualified Maturity Agreement.

     (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Principal Distribution Date and the commencement of the Rapid Amortization Period and the Issuer does not obtain a substitute Qualified Maturity Agreement, the Controlled Accumulation Period shall commence on the latest of (i) the last day of the _________ Monthly Period, (ii) at the election of the Issuer, the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.l4 (as determined on the date of
                                    ------------
such termination) and (iii) the first day of the Monthly Period following the date of such termination.

     Section 4.16  Interchange. On or prior to each Determination Date, Seller
                   -----------
shall notify the Servicer of the amount of Interchange to be included as Finance Charge Collections allocable to the Series 2001-A Notes with respect to the preceding Monthly Period, which allocation shall equal the Allocation Percentage for Finance Charge Collections for such preceding Monthly Period times the total amount of Interchange for such Monthly Period. On each Transfer Date, Seller shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Subaccount, in immediately available funds, the amount of Interchange to be so included as Finance Charge Collections allocable to the Series 2001-A Notes with respect to the preceding Monthly Period. Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Indenture Trustee for the benefit of the Series 2001-A Noteholders in such Interchange and the proceeds of such Interchange, as set forth in this Section 4.16. To the
                                                       ------------
extent that an indenture supplement for a Series, other than Series 2001-A, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Issuer, all Notes of any such Series (except as otherwise specified in any such Supplement) and the Series 2001-A Notes shall rank pari passu and be equally and
     ---- -----
ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture Supplement and the other related indenture supplements.

                                   ARTICLE V


                       Delivery of Series 2001-A Notes;
              Distributions; Reports to Series 2001-A Noteholders
              ---------------------------------------------------


     Section 5.1  Delivery and Payment for the Series 2001-A Notes.
                  ------------------------------------------------

     The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2001-A Notes in accordance with Section 2.3 of the
                                                         -----------
Indenture. The Indenture Trustee shall deliver the Series 2001-A Notes to or upon the written order of the Trust when so authenticated.

     Section 5.2  Distributions.
                  -------------

     (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder's pro rata share of
   ------------
the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

     (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

     (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder's pro rata share of
   ------------
the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

     (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

     (e) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in

Section 11.2 of the Indenture) such Class C Noteholder's pro rata share of the
------------
amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.11)) that are allocated and available on such
                         -------------
Distribution Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

     (f) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

     (g) The distributions to be made pursuant to this Section 5.2 are subject
                                                       -----------
to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing
                     ------------  ---     ---
Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture
           ------------                      -----------
Supplement.

     (h) Except as provided in Section 11.2 of the Indenture with respect to a
                               ------------
final distribution, distributions to Series 2001-A Noteholders hereunder shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.

     Section 5.3  Reports and Statements to Series 2001-A Noteholders.
                  ---------------------------------------------------

     (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2001-A Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.
                             ---------

     (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency a statement substantially in the form of Exhibit B prepared by the Servicer; provided that the Servicer may amend the
---------                           --------
form of Exhibit B from time to time, with the prior written consent of the
        ---------
Indenture Trustee.

     (c) A copy of each statement or certificate provided pursuant to paragraph
(a) or (b) may be obtained by any Series 2001-A Noteholder by a request in writing to the Servicer.

     (d) On or before January 31 of each calendar year, beginning with January 31, 2002, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2001-A

Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2001-A Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

                                  ARTICLE VI

                          Series 2001-A Pay Out Events
                          ----------------------------

     Section 6.1  Series 2001-A Pay Out Events. If any one of the following
                  ----------------------------
events shall occur with respect to the Series 2001-A Notes:

     (a) failure on the part of the Seller (i) to make any payment or deposit required to be made by the Seller by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2001-A Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by any Holder of the Series 2001-A Notes;

     (b) any representation or warranty made by the Seller in the Transfer and Servicing Agreement or, prior to the FCMT Termination Date, the Pooling and Servicing Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.1
                                                                   -----------
or subsection 2.6(c) of the Transfer and Servicing Agreement or Section 2.1 or
   -----------------                                            -----------
subsection 2.6(c) of the Pooling and Servicing Agreement shall prove to have
-----------------
been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by any Holder of the Series 2001-A Notes and as a result of which the interests of the Series 2001-A Noteholders are materially and adversely affected for such period; provided, however, that a
                                                   --------  -------
Series 2001-A Pay Out Event pursuant to this subsection 6.1(b) shall not be
                                             -----------------
deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

     (c) a failure by the Seller to convey Receivables in Additional Accounts to the Trust within ten (10) days after the day on which it is required to convey such Receivables pursuant to subsection 2.6(a) of the Transfer and Servicing
                             -----------------
Agreement or subsection 2.6(a) of the Pooling and Servicing Agreement;
             -----------------

     (d) any Servicer Default shall occur;

     (e) the average of the Average Excess Spread Percentages for any three consecutive Monthly Periods is less than zero;

     (f) the Class A Note Principal Balance, the Class B Note Principal Balance or the Class C Note Principal Balance shall not be paid in full on the Expected Principal Distribution Date;

     (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2001-A and acceleration of the maturity of the Series 2001-A Notes pursuant to Section 5.3 of the Indenture; or
                         -----------

     (h) prior to the FCMT Termination Date, a Trust Pay Out Event shall occur under (and as defined in) the Pooling and Servicing Agreement;

then, in the case of any event described in subsection (a), (b) or (d), after
                                            --------------  ---    ---
the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2001-A Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2001-A Notes by notice then given in writing to the Seller and the Servicer (and to the Indenture Trustee if given by the Series 2001-A Noteholders) may declare that a "Series Pay Out Event" with respect to Series 2001-A (a "Series 2001-A Pay Out Event") has
                                         ---------------------------
occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f) or (g), a Series 2001-A Pay Out Event shall occur
   --------------  ---  ---    ---
without any notice or other action on the part of the Indenture Trustee or the Series 2001-A Noteholders immediately upon the occurrence of such event.

                                  ARTICLE VII

  Redemption of Series 2001-A Notes; Final Distributions; Series Termination
  --------------------------------------------------------------------------

     Section 7.1  Optional Redemption of Series 2001-A Notes; Final
                  -------------------------------------------------
Distributions.
-------------

     (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to
(i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     (b) The Issuer shall give the Servicer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Issuer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Issuer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2001-A shall be reduced to zero and the Series 2001-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.1(d).
-----------------

     (c) (i) The amount to be paid by the Seller with respect to Series 2001-A in connection with a reassignment of Receivables to the Seller pursuant to
Section 2.4(e) of the Transfer and Servicing Agreement shall equal the
--------------
Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

          (ii) The amount to be paid by the Seller with respect to Series 2001-A in connection with a repurchase of the Notes pursuant to Section 7.1 of the
                                                         -----------
Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

     (d) With respect to (a) the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1 or (b) the proceeds of any sale of
                               -----------
Receivables pursuant to Section 5.5(a)(iii) of the Indenture with respect to
                        -------------------
Series 2001-A, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class C Noteholders and (iv) any excess shall be released to the Issuer.

     (e) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.1(d) for payment to the Series
                                -----------------
2001-A Noteholders shall be deemed distributed in full to the Series 2001-A Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section 7.1 and shall be deemed to be a final distribution
                 -----------
pursuant to Section 11.2 of the Indenture.
            ------------

     Section 7.2  Series Termination.
                  ------------------

     On the Series 2001-A Final Maturity Date, the right of the Series 2001-A Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.
                                      -----------

                                 ARTICLE VIII

                            Miscellaneous Provisions
                            ------------------------

     Section 8.1  Ratification of Indenture; Amendments.  As supplemented by
                  -------------------------------------
this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture. For purposes
                             ------------    ----
of the application of Section 10.2 to any amendment of this Indenture
                      ------------
Supplement, only the vote of the Series 2001-A Noteholders shall be required.

     Section 8.2  Form of Delivery of the Series 2001-A Notes. The Series 2001-A
                  -------------------------------------------
Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Section 2.1 of the Indenture.
            -----------

     Section 8.3  Counterparts.  This Indenture Supplement may be executed in
                  ------------
two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 8.4  GOVERNING LAW.  THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED
                  -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE DUTIES AND OBLIGATIONS OF THE INDENTURE TRUSTEE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

     Section 8.5  Limitation of Liability.  Notwithstanding any other
                  -----------------------
provision herein or elsewhere, this Agreement has been executed and delivered by Bankers Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Bankers Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

     Section 8.6  Rights of the Indenture Trustee.  The Indenture Trustee
                  -------------------------------
shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.


                            [SIGNATURE PAGE FOLLOWS]

   IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                    FIRST CONSUMERS CREDIT CARD
                                    MASTER NOTE TRUST, as Issuer


                                    By: ___________________________________



                                    BANKERS TRUST COMPANY, not in its
                                    individual capacity, but solely as Owner
                                    Trustee


                                    By: ___________________________________
                                          Name:
                                          Title:


                                    THE BANK OF NEW YORK, as Indenture Trustee


                                    By: ___________________________________
                                          Name:
                                          Title:

Acknowledged and Accepted:

FIRST CONSUMERS NATIONAL BANK,
 as Servicer and Seller


By:___________________________
Name:_________________________
Title:________________________

                                                                     EXHIBIT A-1



            CLASS A SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST CONSUMERS MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF ILLINOIS ("FCMT"), OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST FCMT OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

          THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                             Exhibit A-1 (Page 1)

REGISTERED                                                    $______________*


No. R- ____________________                          CUSIP NO. ______________

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

            CLASS A SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE

     First Consumers Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of ______________________, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of __________________________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2001-A Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a [360-day] year and the [actual] number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

_____________________
  * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                             Exhibit A-1 (Page 2)

     IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                              FIRST CONSUMERS CREDIT CARD MASTER
                              NOTE TRUST,
                              as Issuer

                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

                              By: _________________________________________
                              Name:
                              Title:

Dated: ________________, ____

                             Exhibit A-1 (Page 3)

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned Indenture.

                                    The Bank of New York

                                    By: _______________________________
                                         Authorized Signatory

                             Exhibit A-1 (Page 4)

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

            CLASS A SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE

                        Summary of Terms and Conditions

     This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as First Consumers Credit Card Master Note Trust, Series 2001-A (the "SERIES 2001-A NOTES"), issued under a Master Indenture dated as of _____________, 2001 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2001 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class B Notes and the Class C Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class A Note Initial Principal Balance is $______________. The Class A Note Principal Balance on any date of determination will be an amount equal to
(a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

     The Expected Principal Distribution Date is the ____________ Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Accumulation Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Distribution Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

                             Exhibit A-1 (Page 5)

     Subject to the terms and conditions of the Indenture, First Consumers National Bank (the "Seller") may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final payment in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.
Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against FCMT or the Issuer, or join in instituting against the FCMT or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon

                             Exhibit A-1 (Page 6)
one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                             Exhibit A-1 (Page 7)

                                   ASSIGNMENT

Social Security or other identifying number of assignee ____________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.



Dated:_____________                 _________________________________**
                                    Signature Guaranteed:

_______________________
  **    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Exhibit A-2 (Page 1)

                                                                     EXHIBIT A-2

        FORM OF CLASS B SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST CONSUMERS MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF ILLINOIS ("FCMT"), OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST FCMT OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

          THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.


                             Exhibit A-2 (Page 2)

REGISTERED                                               $_________________*


No. R-___________                                    CUSIP NO._____________

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

            CLASS B SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE

    First Consumers Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of ___, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of ______________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2001-A Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ Distribution
Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a [360-day] year and the [actual] number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

___________
  * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                             Exhibit A-2 (Page 3)

     IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.


                                        FIRST CONSUMERS CREDIT CARD MASTER
                                        NOTE TRUST,
                                        as Issuer


                                        By:   Bankers Trust Company, not in its
                                              individual capacity but solely as
                                              Owner Trustee under the Trust
                                              Agreement


                                        By: ___________________________________
                                        Name:
                                        Title:



Dated: _____________, ____

                             Exhibit A-2 (Page 4)

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

                              THE BANK OF NEW YORK,
                              as Indenture Trustee



                              By:___________________________
                                    Authorized Signatory

                             Exhibit A-2 (Page 5)

           FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-

            CLASS B SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE


                        Summary of Terms and Conditions

     This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as First Consumers Credit Card Master Note Trust, Series 2001-A (the "SERIES 2001-A NOTES"), issued under a Master Indenture dated as of _____________, 2001 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2001 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class A Notes and the Class C Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class B Note Initial Principal Balance is $___________________.

     The Class B Note Principal Balance on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

     The Expected Principal Distribution Date is the ____________ Distribution Date, but principal with respect to the Class B Notes May be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Accumulation Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Distribution Date.

                             Exhibit A-2 (Page 6)

Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

     Subject to the terms and conditions of the Indenture, First Consumers National Bank (the "Seller") may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final payment in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.
Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against FCMT or the Issuer, or join in instituting against the FCMT or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or

                             Exhibit A-2 (Page 7)
the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                             Exhibit A-2 (Page 8)

                                   ASSIGNMENT

Social Security or other identifying number of assignee_______________________.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                   [_______________________________________]

                    (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.



Dated: ____________, ____                       _________________________**
                                                Signature Guaranteed:

_______________________________

   **    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Exhibit A-2 (Page 9)

                                                                     EXHIBIT A-3



        FORM OF CLASS C SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST FIRST CONSUMERS MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF ILLINOIS ("FCMT"), OR THE ISSUER, OR JOIN IN INSTITUTING AGAINST FCMT OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                             Exhibit A-3 (Page 1)

REGISTERED                                          $_________________*

No. R-___________                               CUSIP NO._____________

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

            CLASS C SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE

     First Consumers Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), an Illinois common law trust governed by a Trust Agreement dated as of August __, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of _________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2001-A Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Note Principal Balance is paid in full and (b) the ___________ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a [360-day] year and the [actual] number of days elapsed. Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

     THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.



__________________
     * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                             Exhibit A-3 (Page 2)

     IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                              FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST, as Issuer


                              By: Bankers Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement



                              By: _____________________________________
                              Name:
                              Title:


Dated: ___________, ___

                             Exhibit A-3 (Page 3)

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Notes described in the within-mentioned
Indenture.

                                        THE BANK OF NEW YORK,
                                        as Indenture Trustee



                                        By: _____________________________
                                            Authorized Signatory

                             Exhibit A-3 (Page 4)

          FIRST CONSUMERS CREDIT CARD MASTER NOTE TRUST SERIES 2001-A

            CLASS C SERIES 2001-A [FLOATING RATE] ASSET BACKED NOTE


                        Summary of Terms and Conditions

     This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as First Consumers Credit Card Master Note Trust, Series 2001-A (the "SERIES 2001-A NOTES"), issued under a Master Indenture dated as of _____________, 2001 (the "MASTER INDENTURE"), between the Issuer and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of _____________, 2001 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

     The Class A Notes and the Class B Notes will also be issued under the Indenture.

     The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

     This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

     The Class C Note Initial Principal Balance is $_____________.

     The Class C Note Principal Balance on any date of determination will be an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

     The Expected Principal Distribution Date is the ____________ Distribution Date, but principal with respect to the Class C Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Accumulation Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Distribution Date.

                             Exhibit A-3 (Page 5)

Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

     Subject to the terms and conditions of the Indenture, First Consumers National Bank (the "Seller") may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

     On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final payment in respect of this Class C Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest and principal on the Class C Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final payment, payments to Series 2001-A Noteholders shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such payment shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.
Final payment of this Class C Note will be made only upon presentation and surrender of this Class C Note at the office or agency specified in the notice of final payment delivered by the Indenture Trustee to the Series 2001-A Noteholders in accordance with the Indenture.

     On any day occurring on or after the date on which the outstanding principal balance of the Series 2001-A Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2001-A Notes, the Servicer shall have the option to redeem the Series 2001-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, FIRST CONSUMERS NATIONAL BANK, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against FCMT or the Issuer, or join in instituting against the FCMT or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Except as otherwise provided in the Indenture Supplement, the Class C Notes are issuable only in minimum denominations of $ 1,000 and integral multiples of $1,000. The transfer of this Class C Note shall be registered in the Note Register upon surrender of this Class C Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or

                             Exhibit A-3 (Page 6)
the Transfer Agent and Registrar, duly executed by the Class C Noteholder or such Class C Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class C Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, Class C Notes are exchangeable for new Class C Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     The Issuer, the Seller, the Indenture Trustee and any agent of the Issuer, the Seller or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Seller, the Indenture Trustee nor any agent of the Issuer, the Seller or the Indenture Trustee shall be affected by notice to the contrary.

     THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                             Exhibit A-3 (Page 7)

                                   ASSIGNMENT

Social Security or other identifying number of assignee ______________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

                       _________________________________]
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ____________, ____                       ________________________**
                                                Signature Guaranteed:




_______________________
     **    The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                             Exhibit A-3 (Page 8)